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                                                                    EXHIBIT 99.2


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           AUTHORIZATION FOR AUTOMATIC DIVIDEND REINVESTMENT SERVICE

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        I authorize Apache Corporation to pay Norwest Bank Minnesota, N.A.
     for my account all cash dividends payable to me on Apache common stock registered in my name.


        I hereby appoint Norwest Bank Minnesota, N.A. as my agent, subject to the terms and conditions of authorization for automatic dividend reinvestment service set forth in this prospectus, and authorize Norwest Bank Minnesota, N.A. as purchasing agent, to apply all such cash dividends and voluntary cash payments received by it to the purchase of full and fractional shares of Apache Corporation.


        This authorization and appointment is given with the understanding that I may terminate it at any time by so notifying Norwest Bank Minnesota, N.A. in writing.

                    (Please check one)
                        [ ] Reinvest the cash dividends on all Apache
                            Corporation shares I hold.
                        [ ] Reinvest the cash dividends on

                            --------------------------
                            (number) of the Apache Corporation shares I hold.

                                            SOCIAL SECURITY NUMBER OR TAXPAYER
                                          IDENTIFICATION NUMBER MUST BE ENTERED.

                                          Shareholder Names (Please Print)

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                                          IMPORTANT -- ALL REGISTERED OWNERS
                                          MUST SIGN

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                                          Shareholder Signature

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                                          Shareholder Signature

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                                          Date

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                              THIS IS NOT A PROXY

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